ONcore Xtra (sold before October 1, 2012)

ONcore Value (sold before October 1, 2012)

ONcore Premier (sold before October 1, 2012)

ONcore Flex

AuguStarSM Life Insurance Company

AuguStarSM Variable Account A

Supplement dated October 9, 2024

to the Prospectuses and

Updating Summary Prospectuses dated April 30, 2024

The following supplements the prospectuses and updating summary prospectuses dated April 30, 2024, as previously supplemented. Please read this supplement in conjunction with your prospectus and updating summary prospectus and retain it for future reference.

Effective market close on December 4, 2024, the Morgan Stanley VIF U.S. Real Estate Portfolio (the “Portfolio”), Class I shares will close to all investors. On or about December 6, 2024, the Portfolio will liquidate. Upon liquidation, your investment in the Portfolio will be transferred into the Fidelity® VIP Government Money Market Portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

If you have a rider with investment restrictions for which the Portfolio is an available investment option, we will not treat the transfer due to the liquidation or the resulting allocation as violations of the investment restrictions. However, if you wish to make additional purchase payments or transfer requests in the future, you must comply with the investment restrictions in effect at the time of the purchase payment or transfer request.

You may change investment allocations at any time by contacting customer service at 888.925.6446. Fund and product documents may be found online at www.augustarfinancial.com/variableproducts.

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